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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 22, 2009

This information supplements the Income Funds Prospectus of First American Investment Funds, Inc. ("FAIF"), dated October 28, 2008. Please retain this supplement for future reference.

The Board of Directors of FAIF has approved the merger of U.S. Government Mortgage Fund into Intermediate Government Bond Fund. The merger must be approved by the shareholders of U.S. Government Mortgage Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders sometime during the fourth quarter of 2009. Until the merger is completed, U.S. Government Mortgage Fund will remain open for investment by both current and new shareholders.

                                                                   FAIF-INCOME#5